AMENDMENT TO LICENSING AGREEMENT

THIS AMENDMENT TO LICENSING AGREEMENT (the "Amendment") is made this _8th_ day of _August_, 2003, between **JOHNS HOPKINS INTERNATIONAL, LLC** a Maryland limited liability company ("JHI"), and **PROACTIVE MEDICAL ENTERPRISES, INC.**, a Texas corporation (the "Proactive").

RECITALS

WHEREAS, on or about June 15, 2002, JHI and Proactive Medicare Enterprises (Hong Kong) Limited ("PME") entered into a licensing agreement ("Licensing Agreement") whereby JHI granted PME a license to use certain trademarks, subject to and accordance with the terms of the Licensing Agreement;

WHEREAS, on or about April 10, 2003, JHI, PME, and Proactive entered into a Novation and Assignment Agreement for Licensing Agreement ("Assignment Agreement") whereby PME assigned all of its rights and benefits under the Licensing Agreement to Proactive, subject to the terms set forth in the Assignment Agreement ;

WHEREAS, the parties now desire to amend the terms of the Licensing Agreement to include the following cities in China: Zhongshan, Dongguan, Zhuhai, Foshan, and Shekou.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows.

1. <u>Definitions.</u> All words and terms used in this Amendment and not defined herein shall have the meaning given to them in the Licensing Agreement.

2. <u>Non Compete.</u> The second sentence in Section 8(a) shall be deleted in its entirety and replaced with the following sentence:

"The 'Designated Cities' include Shanghai, Beijing, Guangzhou, Shenzhen, Dalian Xiamen, Chengdu, Zhengzhan, Wuhan, Xian, Zhongshan, Dongguan, Zhuhai, Foshan, and Shekou."

3. <u>Binding Effect</u>. This Amendment shall be binding upon and inure to the benefit of the parties' respective successors and assigns.

4. <u>Effect of Amendment</u>. Except as expressly provided in this Amendment, the rights and obligations of the JHI and Proactive under the Licensing Agreement shall remain in full force, effect, and unamended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under Seal as of the day and year first above written in one or more copies.

JOHNS HOPKINS INTERNATIONAL, LLC

Susan Gallagher
Witness

By: Steven Thompson
Name: Steven Thompson
Title: CEO

PROACTIVE MEDICAL ENTERPRISE, INC.

Jon Lappert
Witness

By: Herbert Wong
Name: HERBERT WONG
Title: CEO